Major Customers and Concentration Of Risks	12 Months Ended
Dec. 31, 2019
Major Customers and Concentration Of Risks [Abstract]
Major Customers and Concentration Of Risks
Major Customers and Concentration of Risks

Major Customers. No customer accounted for more than 10% of our consolidated revenues during 2017, 2018 or 2019.

Concentration of Risks. We transport, store and distribute petroleum products for refiners, producers, marketers, traders and end users of those products. Our revenue producing activities are concentrated in the central U.S. Concentrations of customers may affect our overall credit risk as our customers may be similarly affected by changes in economic, regulatory or other factors. We generally secure transportation and storage revenue with warehouseman’s liens. We periodically evaluate the financial condition and creditworthiness of our customers and require additional security as we deem necessary.

As of December 31, 2019, we had 1,884 employees, 1,088 of which were assigned to our refined products segment and concentrated in the central U.S. Approximately 21% of our refined products segment employees were represented by the United Steel Workers and covered by a collective bargaining agreement that expires in January 2022. Approximately 3% of our refined products segment employees were represented by the International Union of Operating Engineers (“IUOE”) and covered by a collective bargaining agreement that expires in October 2020. All of the IUOE employees are located at the New Haven terminal, which we sold in first quarter of 2020. There were 224 employees assigned to our crude oil segment and concentrated in the central U.S., and none of these employees were covered by a collective bargaining agreement.